SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 1997

                           Concorde Gaming Corporation
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)


         Colorado                      0-8698                  84-0716683
----------------------------        ------------          -------------------
(State of other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


                                3290 Lien Street
                         Rapid City, South Dakota 57702
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (605) 341-7738

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

      (a) On February 13, 1997, Bruce H. Lien Company ("BHL"), a wholly-owned subsidiary of Concorde Gaming Corporation (the Registrant") closed the settlement agreement (the "Settlement Agreement") between BHL and the Three Affiliated Tribes (the "TAT"). The Settlement Agreement provided that in consideration for the termination of the Management Agreement (the "Management Agreement") between BHL and TAT, whereby BHL managed the 4 Bears Casino & Lodge, TAT would pay BHL $8.65 million and the parties would dismiss, with prejudice, all litigation between BHL and TAT.

           The proceeds from the Settlement Agreement were used to pay off substantially all of the Registrant's debt, other than approximately $900,000 related to video lottery operations, with the remaining funds retained for working capital purposes and to fund future projects.

      (b)  Not applicable

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Not applicable

      (b) The pro forma financial information furnished herein reflects the receipt of $8.65 million as consideration for the termination of the Management Agreement between BHL and TAT.

           Table of Contents:
             Introduction....................................................F-1
             Pro Forma Condensed Consolidated Balance Sheet at
                December 31, 1996............................................F-2
             Pro Forma Consolidated Statement of Operations for
                Three Months Ended December 31, 1996.........................F-3
             Pro Forma Consolidated Statement of Operations for the
                 Fiscal Year Ended September 30, 1996........................F-4
             Notes of Pro Forma Condensed Consolidated Financial
                 Statements..................................................F-5

      (c)  Exhibits

           2.3 Settlement Agreement, dated as of September 27, 1996, among the Three Affiliated Tribes of the Fort Berthold Reservation and Bruce H. Lien Company (1)

          20        Press Release dated February 14, 1997 (2)

-------------
(1) Incorporated by reference to the Registrant's Current Report on Form 8-K dated September 27, 1996
(2) Incorporated by reference to the Registrant's Current Report on Form 8-K dated February 13, 1997

                         PRO FORMA FINANCIAL INFORMATION

            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF
                           CONCORDE GAMING CORPORATION
            ADJUSTED FOR THE TERMINATION OF THE MANAGEMENT AGREEMENT

                                  INTRODUCTION

     The following pro forma condensed consolidated balance sheet as of December 31, 1996 and the pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 1996 and for the three months ended December 31, 1996, give effect to the receipt of $8.65 million as consideration for the termination of the Management Agreement between BHL and TAT. The proceeds received in excess of the notes receivable, that represent construction and development costs, will be accounted for as a nonoperating gain on disposition of an asset. The statements include the adjustments described in the accompanying notes to the pro forma condensed consolidated financial statements.

     The pro forma condensed consolidated financial statements are not necessarily indicative of the results which actually would have occurred if the termination of the Management Agreement had taken place on the dates indicated, nor are they necessarily indicative of future results. The pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company filed with the Securities and Exchange Commission in its Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996.


                           CONCORDE GAMING CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1996
                                   (Unaudited)


                                                             Historical        Pro Forma        Pro Forma
     Assets                                                   12-31-96        Adjustments       12-31-96
                                                             ----------       -----------       ---------

Current assets:
     Cash                                                  $     132,488    $  8,650,000 (a)  $  5,182,988
                                                                              (3,599,500)(b)
     Receivables                                                 237,895        (206,612)(a)        31,283
     Current maturities of long-term receivables               2,765,327      (2,721,800)(a)        43,527
     Prepaid expenses                                             62,152                            62,152
                                                           -------------                      ------------
       Total current assets                                    3,197,862                         5,319,950
                                                           -------------                      ------------

Investments and long-term receivables                          3,115,128      (2,870,527)(a)       244,601
                                                           -------------                      ------------

Property and equipment, net                                    1,823,340                         1,823,340
                                                           -------------                      ------------

Intangibles                                                      913,321        (242,725)(a)       670,596
                                                           -------------                      ------------

                                                           $   9,049,651                      $  8,058,487
                                                           =============                      ============


     Liabilities and Stockholder's Equity
Current liabilities:
     Notes payable                                         $     820,000        (820,000)(b)  $          0
     Current maturities of long-term debt                      2,237,727      (1,793,500)(b)       444,227
     Current maturities of long-term debt, related party         690,000        (690,000)(b)             0
     Accounts payable                                            381,694        (199,855)(a)       102,839
                                                                                 (79,000)(b)
     Accrued expenses                                            450,367        (202,500)(b)       247,867
     Income tax payable                                                0         982,900 (a)       982,900
                                                           -------------                      ------------
              Total current liabilities                        4,579,788                         1,777,833
                                                           -------------                      ------------

Long-term debt, less current maturities                          519,487         (14,500)          504,987
                                                           -------------                      ------------

Deferred income taxes                                             46,600                            46,600
                                                           -------------                      ------------

Stockholders' equity                                           3,903,776       1,825,291 (a)     5,729,067
                                                           -------------                      ------------
                                                           $   9,049,651                      $  8,058,487
                                                           =============                      ============


                           CONCORDE GAMING CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Three Months Ended December 31, 1996
                                   (Unaudited)


                                                             Historical        Pro Forma        Pro Forma
                                                              12-31-96        Adjustments        12-31-96
                                                             ----------      ------------      -----------
Revenues:
     Video lottery                                        $    1,964,694    $                 $  1,964,694
     Management agreement                                        208,371       (208,371)(c)              0
     Other                                                        13,823                            13,823
                                                          --------------                      ------------
                                                               2,186,888                         1,978,517
                                                          --------------                      ------------

Costs and expenses:
     Video lottery state share                                   977,116                           977,116
     Video lottery location share                                659,921                           659,921
     Compensation expense                                        235,043        (22,237)(c)        212,806
     Business development costs                                   23,017                            23,017
     Depreciation and amortization                               165,681        (17,338)(c)        148,343
     Operating expenses                                          213,084        (17,578)(c)        195,506
                                                          --------------                      ------------
       Total costs and expenses                                2,273,862                         2,216,709
                                                          --------------                      ------------
Operating (loss)                                                 (86,974)                         (238,192)
                                                          --------------                      ------------
Other income (expense):
     Interest income                                                 582              0 (c)            582
     Other                                                        22,766                            22,766
     Interest expense and financing costs                       (157,788)       122,271 (c)        (35,517)
                                                          --------------                      ------------
                                                                (134,440)                          (12,169)
                                                          --------------                      ------------
(Loss) before income taxes                                      (221,414)                         (250,361)
Federal and state income taxes                                   (81,200)        (6,400)(c)        (87,600)
                                                          ==============                      ============
Net (loss)                                                $     (140,214)                     $   (162,761)
                                                          ==============                      ============
Net (loss) per common and
     common equivalent share                                       (0.01)                            (0.01)
                                                          ==============                      ============
Weighted average number of common and
     common equivalent shares outstanding                     21,929,793                        21,929,793
                                                          ==============                      ============


                           CONCORDE GAMING CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Fiscal Year Ended September 30, 1996
                                   (Unaudited)


                                                           Historical         Pro Forma        Pro Forma
                                                            9-30-96          Adjustments        9-30-96
                                                           ----------        -----------       ----------
Revenues:
     Video lottery                                      $    8,985,467      $                 $ 8,985,467
     Management agreement                                    2,064,649      (2,064,649)(c)              0
     Other                                                     192,470                            192,470
                                                        --------------                        -----------
                                                            11,242,586                          9,177,937
                                                        --------------                        -----------

Costs and expenses:
     Video lottery state share                               4,471,432                          4,471,432
     Video lottery location share                            2,891,852                          2,891,852
     Compensation expense                                      981,536         (88,970)(c)        892,566
     Business development costs                                 74,786                             74,786
     Depreciation and amortization                             636,331         (69,350)(c)        566,981
     Operating expenses                                      1,234,633        (288,638)(c)        945,995
                                                        --------------                        -----------
       Total costs and expenses                             10,290,570                          9,843,612
                                                        --------------                        -----------
Operating income (loss)                                        952,016                           (665,675)
                                                        --------------                        -----------
Other income (expense):
     Interest income                                           683,444        (646,475)(c)         36,969
     Other                                                      55,253                             55,253
     Interest expense and financing costs                     (794,054)        583,710 (c)       (210,344)
                                                        --------------                        -----------
                                                               (55,357)                          (118,122)
                                                        --------------                        -----------
Income (loss) before income taxes                              896,659                           (783,797)
Federal and state income taxes                                 339,000        (613,300)(c)       (274,300)
                                                        ==============                        ===========
Net income (loss)                                       $      557,659                        $  (509,497)
                                                        ==============                        ===========
Net income (loss) per common and
     common equivalent share                                      0.03                              (0.02)
                                                        ==============                        ===========
Weighted average number of common and
     common equivalent shares outstanding                   22,175,415                         21,929,793
                                                        ==============                        ===========

                           CONCORDE GAMING CORPORATION
         NOTES OF PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


  (a) To reflect the receipt of proceeds from the Settlement Agreement and the gain recognized from the termination of the Management Agreement.

        Gain on termination of the Management Agreement:

            Net proceeds received                                  $  8,650,000

            Book value of:
              Accounts receivable                                      (206,612)
              Notes receivable from TAT for development costs        (5,592,327)
              Intangibles related to Management Agreement              (242,725)
              Accounts payable forgiven                                 199,855
                                                                   ------------
            Gain on termination of Management Agreement               2,808,191

            Income taxes on gain                                        982,900
                                                                   ------------
            Increase in net income                                 $  1,825,291
                                                                   ============


  (b)   To reflect the use of proceeds from the Settlement Agreement.


  (c) To reflect the reduction in operating and interest expenses from the termination of the Management Agreement; and reflect assumed interest income earned on cash proceeds remaining after reduction of notes payable. Assume interest income earned on cash is 5% per annum. Interest income is reduced by the actual interest earning on the note receivable from TAT.